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                                                                   Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated May 12, 2000 included in the Franklin Electronic Publishers, Inc. Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this Form S-8 registration statement.



                                                /s/ RADIN, GLASS & CO., LLP


July 24, 2000